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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2007


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)


 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01  Entry into a Material Definitive Agreement

4.01  Changes in Registrant's Certifying Accountant

      The company has entered into an agreement with Child, Van Wagoner & Bradshaw, PLLC, ("C, VW & B") for the provision of certain auditing services. C, VW & B will audit the balance sheet of the Company as of May 31, 2007 (end of current fiscal year), and the related statements of operations, stockholders' equity, and cash flows for the same year. The firm will also review the company's financial statements for the fiscal quarter ending February 28, 2007.

      C, VW & B's first task under this new agreement is to review the company's financial statements for the fiscal quarter ended November 30, 2006, so that the company may complete the preparation and filing of the 10-QSB for this period.

      The company entered into its first engagement agreement with C, VW & B on January 22, 2007 (when signed by company CEO Scott Sand), for the provision of auditing services for fiscal years 1998 through 2003. This agreement was reported in an 8-K filed on January 26, 2007.

      Spector & Wong, LLP is no longer the company's auditors. Spector & Wong, LLP's letter of withdrawal, dated February 19, 2007, is included at
      Exhibit 99.2 herewith.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007            Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.                         DESCRIPTION

          99.1 Engagement Agreement between Ingen Technologies, Inc. and Child, Van Wagoner & Bradshaw, PLLC, signed by Ingen Technologies, Inc. CEO Scott Sand on February 20, 2007.*

          99.2 Withdrawal letter (as Ingen Technologies, Inc. auditor) from Spector & Wong, LLP, signed by Harold Spector on behalf of Spector & Wong, LLP; dated February 19, 2007.


* filed herewith